UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2013

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, Connecticut 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On May 31, 2013, Tauriga Sciences, Inc., a Florida corporation, (the “Company”) entered into a License Agreement (the “License Agreement”) with Green Hygienics, Inc., a Florida corporation (“Green Hygienics”).  Pursuant to the License Agreement, the Company obtained the exclusive right to market and sell certain of Green Hygienics products, including, but not limited to, hospital grade disinfectant wipes made from entirely from tree-free bamboo-based and biodegradable material (the “Products”).

In connection with the execution of the License Agreement, the Company paid to Green Hygienics $65,000.  The Company will also pay Green Hygienics $185,000 within ninety days of the receipt of Product samples and marketing materials.  Additionally, the Company will issue to Green Hygienics 4,347,826 shares of the Company’s common stock, par value $0.001 (the “Shares”).

In addition to the marketing and selling rights pursuant to the License Agreement, the Company will receive 625,000 shares of common stock of Green Innovation, Ltd. (“GNIN”), the parent company of Green Hygienics (the “GI Shares”).  The GI Shares will be issued as follows: (i) 162,500 shares immediately and (ii) 462,500 shares upon the receipt of the $185,000 payment to Green Hygienics.

Under the terms of the License Agreement, the Company and Green Hygienics will split equally the net profits related to the sale of the Products by the Company.  The License Agreement will have a term of five years with a possible five year extension upon the agreement of both parties.

The Shares and GI Shares issued as part of the License Agreement are “restricted securities” as term is defined by the Securities Act of 1933 (the “Securities Act”) and the transaction is exempt for securities registration pursuant to Section 4(2) and/or Regulation D under the Securities Act.

Bruce Harmon, the Company’s Chief Financial Officer, is also the Chief Financial Officer and Chairman of the Board of Directors of GNIN.  Mr. Harmon has no direct or indirect personal financial interest in this transaction except for his role as an officer with both companies.

The description of the License Agreement and the terms thereof are qualified in their entirety to the full text of such agreement, which are filed as Exhibit 10.1 to, and incorporated by reference in, this report.  A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 3.02	Unregistered Sales of Equity Securities

All information set forth in Item 1.01 above is hereby incorporated into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1  License Agreement dated May 31, 2013 between the Company. and Green Hygienics, Inc.
99.1  Press Release dated June 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC

Date: June 6, 2013	By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer